SUPPLEMENT TO THE PROSPECTUSES

AND SUMMARY PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE INCOME FUNDS

Wells Fargo Advantage High Yield Bond Fund (the “Fund”)

Effective August 31, 2012, the Fund’s prospectuses are amended as described below.

Margaret Patel will replace Niklas Nordenfelt, CFA and Philip Susser as Portfolio Manager for the Fund. The following biographical description for Ms. Patel is included in the section entitled “The Sub-Adviser and Portfolio Managers” among the Portfolio Manager biographies listed for Wells Capital Management Incorporated:

Ms. Patel joined Wells Capital or one of its predecessor firms in 2007, where she currently serves as a Managing Director and Senior Portfolio Manager. Prior to joining Wells Capital, Ms. Patel held a Senior Vice President and Portfolio Manager positions at Pioneer Investments.

In the summary section for the Fund, the following replaces the paragraphs contained in the section entitled “Principal Investment Strategies”:

Under normal circumstances, we invest at least 80% of the Fund's net assets in debt securities that are below-investment grade.

We invest principally in below investment-grade debt securities (often called "high yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as convertible bonds. These securities may have ﬁxed, ﬂoating or variable rates. We may invest in below investment-grade debt securities of any credit quality. The average credit quality of the Fund's portfolio is expected to be equivalent to B or higher based on the credit ratings assigned to underlying securities by Moody's, Standard & Poor's, from other Nationally Recognized Statistical Ratings Organizations, or our credit quality assessment of the underlying securities. We do not manage the Fund's portfolio to a speciﬁc maturity or duration.

Securities in the Fund's portfolio may be issued by domestic or foreign issuers (including foreign governments), and may include securities of emerging markets issuers.

We start our investment process by looking at macroeconomic factors, such as the pace of economic growth, employment conditions, corporate proﬁts, inﬂation rates, monetary and ﬁscal policy, within the context of other even broader factors, including the inﬂuence of international economic and ﬁnancial conditions. This top-down, macroeconomic outlook helps us to determine the sectors and industries in which we believe the portfolio should invest, and in what proportions. We then seek those industries within this macroeconomic environment which we ﬁnd attractive - industries that are either growing at or above the rate of economic growth (growth industries) or out of favor industries with potentially improving outlooks (value industries). Within those industries, we prefer companies with sustainable competitive advantages and high barriers to entry, and we speciﬁcally seek companies with strong management teams and ﬁnancial ﬂexibility.

We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identiﬁed a more attractive investment opportunity.

In the statutory section for the Fund, the second bullet point in the section entitled “Principal Investments” is removed and the following replaces the section entitled “Principal Investment Strategies”:

We invest principally in below investment-grade debt securities (often called "high yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as convertible bonds. These securities may have ﬁxed, ﬂoating or variable rates. We may invest in below investment-grade debt securities of any credit quality. The average credit quality of the Fund's portfolio is expected to be equivalent to B or higher based on the credit ratings assigned to underlying securities by Moody's, Standard & Poor's, from other Nationally Recognized Statistical Ratings Organizations, or our credit quality assessment of the underlying securities. We do not manage the Fund's portfolio to a speciﬁc maturity or duration.

Securities in the Fund's portfolio may be issued by domestic or foreign issuers (including foreign governments), and may include securities of emerging markets issuers.

We start our investment process by looking at macroeconomic factors, such as the pace of economic growth, employment conditions, corporate proﬁts, inﬂation rates, monetary and ﬁscal policy, within the context of other even broader factors, including the inﬂuence of international economic and ﬁnancial conditions. This top-down, macroeconomic outlook helps us to determine the sectors and industries in which we believe the portfolio should invest, and in what proportions. We then seek those industries within this macroeconomic environment which we ﬁnd attractive - industries that are either growing at or above the rate of economic growth (growth industries) or out of favor industries with potentially improving outlooks (value industries). Within those industries, we prefer companies with sustainable competitive advantages and high barriers to entry, and we speciﬁcally seek companies with strong management teams and ﬁnancial ﬂexibility.

We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identiﬁed a more attractive investment opportunity.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

In the sections entitled “Principal Investment Risks” and “Principal Risk Factors,” references to Loan Risk with the respect to the Fund are removed.

August 15, 2012                                                                                                                      IFR082/P1001S2